TAXES BASED ON INCOME	12 Months Ended
Dec. 29, 2012
TAXES BASED ON INCOME
TAXES BASED ON INCOME

NOTE 12. TAXES BASED ON INCOME

Taxes based on income (loss) were as follows:

(In millions)	2012	2011	2010

Current:
U.S. federal tax	$(12.4)	$.6	$(39.2)
State taxes	(1.9)	(1.0)	(6.9)
International taxes	101.6	79.2	87.7

	87.3	78.8	41.6

Deferred:
U.S. federal tax	8.7	(9.9)	(14.4)
State taxes	(9.3)	(1.4)	7.5
International taxes	(0.3)	11.0	(37.5)

	(0.9)	(.3)	(44.4)

Provision for (benefit from) income taxes	$86.4	$78.5	$(2.8)

        The principal items accounting for the difference in taxes as computed at the U.S. statutory rate, and as recorded, were as follows:

(In millions)	2012	2011	2010

Computed tax at 35% of income before taxes	$89.4	$81.5	$83.6
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit	1.6	(2.3)	(1.3)
Foreign earnings taxed at different rates	11.6	2.1	(59.4)
Valuation allowance	(25.8)	8.3	2.5
Deferred compensation assets	(5.5)	(5.1)	(7.9)
U.S. federal tax credits (R&D and low-income housing)	–	(4.6)	(3.8)
Tax contingencies and audit settlements	11.6	1.6	(17.7)
Expiration of carryforward items	4.8	.4	.6
Other items, net	(1.3)	(3.4)	.6

Provision for (benefit from) income taxes	$86.4	$78.5	$(2.8)

        Consolidated income (loss) before taxes from continuing U.S. and international operations was as follows:

(In millions)	2012	2011	2010

U.S.	$(109.7)	$(64.6)	$(45.7)
International	365.2	297.5	284.7

Income from continuing operations before taxes	$255.5	$232.9	$239.0

        The effective tax rate for continuing operations was approximately 34% for both 2012 and 2011. The 2012 effective tax rate for continuing operations reflected $6.2 million of benefit for the release of a valuation allowance on certain state tax credits and $10.8 million of expense (included in "Foreign earnings taxed at different rates") related to the accrual of U.S. taxes on certain foreign earnings expected to be repatriated during 2013. Additionally, the effective tax rate for 2012 was negatively impacted by approximately $5 million from the statutory expiration of federal research and development tax credits on December 31, 2011. A majority of the valuation allowance releases of $25.8 million were offset by increases to tax expense associated with items included primarily in "State taxes, net of federal tax benefit," "Foreign earnings taxed at different rates," and "Expiration of carryforward items" for which valuation allowances had previously been recorded. The 2011 effective tax rate for continuing operations reflected $8.3 million of expense for increases in valuation allowances and $2.8 million of expense from the settlement of foreign tax audits.

        The 2010 effective tax rate reflected $45.5 million of benefit from net operating losses resulting from the local statutory write-down of certain investments in Europe due to a decline in their value. The decline in value established a net operating loss tax asset subject to recapture. As a result of a legal entity restructuring, the liability for the recapture was eliminated, causing us to recognize a discrete tax benefit in the fourth quarter. We do not expect events of this nature to occur frequently since the recognition of the tax effects of declines in values of subsidiaries requires specific tax planning and restructuring actions, and we have no plans to pursue such specific actions.

        The 2010 effective tax rate also reflected $17.7 million of net benefit from normally-occurring releases and accruals of certain tax reserves, which were in part due to reductions in our tax positions for prior years from settlements with taxing jurisdictions and lapses of applicable statutory periods. Net operating losses, including the net operating losses which resulted from the local statutory write-down of certain investments in Europe referenced above, may offset future taxable income, thereby lowering cash tax payments over the coming years.

        On January 2, 2013, the American Taxpayer Relief Act of 2012 ("ATRA") was enacted, retrospectively extending the federal research and development credit for amounts paid or incurred after December 31, 2011 and before January 1, 2014. The ATRA also retroactively extended the controlled foreign corporation ("CFC") look-through rule which had expired on December 31, 2011. For periods in which the look-though rule is effective, certain dividends, interest, rents, and royalties received or accrued by a CFC of a U.S. multinational enterprise from a related CFC are excluded from U.S. federal income tax. The retroactive effect of the extension of the CFC look-through rule is not expected to have a material impact on our effective tax rate or operating results due to our repatriation assertions. We plan to repatriate the foreign earnings that were not subject to the look-through rule in 2012 and taxes on these foreign earnings will remain accrued for future cash repatriation.

        The retroactive effects of the ATRA are expected to be recognized in the first quarter of 2013 (when the law was enacted). The renewal of both the federal research and development tax credit and the CFC look-through rule beyond 2013 is uncertain.

        Income taxes have not been provided on certain undistributed earnings of foreign subsidiaries of approximately $1.4 billion and $1.3 billion at December 29, 2012 and December 31, 2011, respectively, because the earnings are considered to be indefinitely reinvested. It is not practicable to estimate the amount of tax that would be payable upon distribution of these earnings. Deferred taxes have been accrued for earnings that are not considered indefinitely reinvested. The repatriation accrual for the year ended December 29, 2012 and December 31, 2011 was $20.3 million and $18.1 million, respectively.

        Deferred income taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to our deferred tax assets and liabilities were as follows:

(In millions)	2012	2011

Accrued expenses not currently deductible	$80.3	$62.2
Net operating losses	357.2	352.3
Tax credit carryforwards	118.0	129.8
Capital loss carryforward	6.0	11.7
Postretirement and postemployment benefits	107.9	102.7
Pension costs	146.1	127.5
Inventory reserves	12.1	11.9
Other assets	2.7	3.7
Valuation allowance	(97.2)	(122.8)

Total deferred tax assets (1)	733.1	679.0

Depreciation and amortization	(166.7)	(168.7)
Repatriation accrual	(20.3)	(18.1)
Foreign operating loss recapture	(136.5)	(119.0)
Other liabilities	(8.6)	(9.8)

Total deferred tax liabilities (1)	(332.1)	(315.6)

Total net deferred tax assets	$401.0	$363.4

(1)
Reflected gross amount before jurisdictional netting of deferred tax assets and liabilities.

        A valuation allowance is recorded to reduce deferred tax assets to the amount that is more likely than not to be realized. When establishing a valuation allowance, we consider future sources of taxable income such as "future reversals of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards" and "tax planning strategies."

        Net operating loss carryforwards of foreign subsidiaries at December 29, 2012 and December 31, 2011 were $1.14 billion and $1.13 billion, respectively. If unused, foreign net operating losses of $33.5 million will expire between 2013 and 2016, and $107.9 million will expire after 2016. Net operating losses of $1.0 billion can be carried forward indefinitely. Based on current projections, certain indefinite-lived foreign net operating losses may take approximately 50 years to be fully utilized. Tax credit carryforwards of both domestic and foreign subsidiaries at December 29, 2012 and December 31, 2011 totaled $118.0 million and $129.8 million, respectively. If unused, tax credit carryforwards of $4.5 million will expire between 2013 and 2015, $85.1 million will expire between 2016 and 2020, and $19.2 million will expire after 2020. Tax credit carryforwards of $9.2 million can be carried forward indefinitely. We have established a valuation allowance for the net operating loss and credit carryforwards not expected to be utilized. The valuation allowance at December 29, 2012 and December 31, 2011 was $97.2 million and $122.8 million, respectively.

        With the expiration of our tax holidays in China during 2012 and the expected expiration of our remaining tax holidays in Bangladesh, Thailand, and Vietnam between 2013 and 2016, tax holidays did not have a material effect on our 2012 results. The expected expiration of remaining tax holidays is not expected to have a material effect on our effective tax rate, operating results, or financial condition going forward.

Unrecognized Tax Benefits

        On December 29, 2012, our unrecognized tax benefits totaled $121.6 million, including $82.8 million of unrecognized tax benefits which, if recognized, would reduce the annual effective income tax rate. As of December 31, 2011, our unrecognized tax benefits totaled $120.3 million, including $78.5 million of unrecognized tax benefits which, if recognized, would reduce the annual effective income tax rate.

        Where applicable, we recognize potential accrued interest and penalties related to unrecognized tax benefits from our global operations in income tax expense. We recognized an expense of $5.5 million and $2.7 million in the Consolidated Statements of Income in 2012 and 2011, respectively. We have accrued for $29.1 million and $23.6 million of interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at December 29, 2012 and December 31, 2011, respectively.

        A reconciliation of the beginning and ending amount of unrecognized tax benefits is set forth below:

(In millions)	2012	2011

Balance at beginning of year	$120.3	$127.2
Additions based on tax positions related to the current year	15.7	19.7
Additions for tax position of prior years	.6	2.6
Reductions for tax positions of prior years:
Changes in judgment	(5.6)	(2.3)
Settlements	(2.3)	(5.5)
Lapses of applicable statute	(4.4)	(19.2)
Changes due to translation of foreign currencies	(2.7)	(2.2)

Balance at end of year	$121.6	$120.3

        The amount of income taxes we pay is subject to ongoing audits by taxing jurisdictions around the world. Our estimate of the potential outcome of any uncertain tax issue is subject to our assessment of relevant risks, facts, and circumstances existing at that time. We believe that we have adequately provided for reasonably foreseeable outcomes related to these matters. However, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate. As of the date the 2012 financial statements are being issued, we and our U.S. subsidiaries have completed the Internal Revenue Service's Compliance Assurance Process Program through 2011. We are subject to routine tax examinations in other jurisdictions. With some exceptions, we are no longer subject to examinations by tax authorities for years prior to 2006.

        It is reasonably possible that, during the next 12 months, we may realize a decrease in our gross uncertain tax positions by approximately $11 million, primarily as the result of cash payments and closing tax years. We anticipate that it is reasonably possible that cash payments of approximately $1 million relating to gross uncertain tax positions could be paid within the next 12 months.

        In addition, we made a cash payment of approximately $7 million as a result of the settlement of certain foreign tax audits that had been agreed with tax authorities but not finally assessed as of December 29, 2012.